                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  AUGUST 6, 1996
                                                 ------------------------------

                           JACKSONVILLE BANCORP, INC.
                           --------------------------


            TEXAS                                      0-28070                     75-2632781
- ------------------------------------------------------------------------------------------------
 (STATE OF INCORPORATION)                         (COMMISSION FILE NO.)              (IRS NO)

   COMMERCE AND NECHES STREET                  JACKSONVILLE, TEXAS                       75766
- ------------------------------------------------------------------------------------------------
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                                            (ZIP CODE)

                                (903) 586-9861
- --------------------------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



                                NOT APPLICABLE
- --------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Item 5.  Other Events

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable

         (b)      Not applicable

         (c)      Exhibits:

                  99(a) Press Release, dated
                  August 7, 1996

                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          JACKSONVILLE BANCORP, INC.



Date:      August 7, 1996                 By:    Charles Broadway
     ---------------------------              ---------------------------------
                                                   Charles Broadway,
                                                    Chief Executive Officer